                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section240.14a-11(c) or
          Section240.14a-12

                           THE THAI CAPITAL FUND, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
        (2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
        (5)     Total fee paid:

                ---------------------------------------------------------------
/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

                ---------------------------------------------------------------
        (2)     Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------
        (3)     Filing Party:

                ---------------------------------------------------------------
        (4)     Date Filed:

                ---------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (201) 333-7300

                                                                  April 28, 2000

Dear Stockholders:

    The Annual Meetings of Stockholders of The Singapore Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Thursday, June 8, 2000, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at
10:30 a.m., New York time, for The Singapore Fund, and at 12:30 p.m., New York time, for The Thai Capital Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings, and a postage prepaid envelope in which to return your proxy(s) are enclosed.

    At the Annual Meetings, each Fund's stockholders will (i) elect Directors of the Funds; and (ii) consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          /s/ Masayasu Ohi

                                          Masayasu Ohi
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.

                            ------------------------

                 NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS

                                  JUNE 8, 2000

                            ------------------------

To the Stockholders of
The Singapore Fund, Inc. and
The Thai Capital Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Singapore Fund, Inc. and The Thai Capital Fund, Inc. (each a Fund, and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New
York 10005, on Thursday, June 8, 2000, at 10:30 a.m., New York time for The Singapore Fund and at 12:30 p.m., New York time, for The Thai Capital Fund, for the following purposes:

    1. To elect Directors of each Fund.

    2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund, for the fiscal year ending
       October 31, 2000 for The Singapore Fund and ending December 31, 2000 for The Thai Capital Fund.

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Each Fund's Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

    You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy for each Fund is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Judy Runrun Tu
                                            SECRETARY
April 28, 2000

                          THE THAI CAPITAL FUND, INC.
                            THE SINGAPORE FUND, INC.

                            ------------------------
                             JOINT PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE SINGAPORE FUND, INC. and THE THAI CAPITAL FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New
York 10005, on Thursday, June 8, 2000, at 10:30 a.m., New York time for The Singapore Fund, and at 12:30 p.m., New York time, for The Thai Capital Fund, and at any adjournments thereof.

    This Joint Proxy Statement and the form of proxy are being mailed to stockholders on or about April 28, 2000. Any stockholder giving a proxy in advance of the Annual Meetings has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to such Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Meetings.

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE RESPECTIVE FUND, C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING (201) 333-7300.

    The Board of Directors of each Fund has fixed the close of business on March 17, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Singapore Fund had outstanding 9,200,840 shares of common stock and The Thai Capital Fund had outstanding 6,278,588 shares of common stock. To the knowledge of each Fund's management, no person owned beneficially more than 5% of such Fund's outstanding shares as of March 17, 2000.

    Management of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meetings which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    EACH FUND'S BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF MEETINGS.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as directors of such Fund listed below:

                               FOR SINGAPORE FUND

                     CLASS I                            CLASS III
          ------------------------------          ---------------------
                 Robert F. Gurnee                   Austin C. Dowling
                                                    Martin J. Gruber
                                                      Masayasu Ohi

                             FOR THAI CAPITAL FUND

                     CLASS I                            CLASS II                       CLASS III
          ------------------------------          ---------------------          ---------------------
                 David G. Harmer                     Oren G. Shaffer               Martin J. Gruber
                                                                                   Alfred C. Morley
                                                                                     Masayasu Ohi

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2001 for Class I Directors, 2002 for Class II Directors and 2003 for Class III Directors, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by each Fund's Board of Directors to replace any such nominee. The election of each nominee as a director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions and broker nonvotes will not be counted as votes cast at the Meetings.

    If each of the persons nominated as Directors of the Funds is elected at the Meetings, Austin C. Dowling, Martin J. Gruber, Robert F. Gurnee, David G. Harmer, Alfred C. Morley and Oren G. Shaffer will be members of the Board of Directors of The Singapore Fund, The Thai Capital Fund and The Japan Equity Fund. In addition, Masayasu Ohi will be on the Board of Directors of The Thai Capital Fund and The Singapore Fund, and Virabongsa Ramangkura will be on the Board of Directors of The Thai Capital Fund.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Funds, as well as the other current directors of the Funds. Each of the nominees has consented to be named in this Proxy Statement and to serve as a director of each of the Funds if elected. In the table, Singapore Fund is sometimes abbreviated with the words "SGF" and Thai Capital Fund is sometimes abbreviated with the words "TC."

                                               PRESENT OFFICE WITH THE FUND, IF ANY,
                                                        PRINCIPAL OCCUPATION                                   SHARES
                                                     OR EMPLOYMENT DURING PAST                              BENEFICIALLY
                                                           FIVE YEARS AND                                      OWNED       PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   MARCH 17,       OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE      2000(1)       CLASS
----------------------------------  ------------------------------------------------------------  --------  ------------  ---------
NOMINEES
     Austin C. Dowling (67)         Director, The Japan Equity Fund, Inc., since 1992.              TC:         TC:          **
     1002 E Long Beach Boulevard                                                                   1990        1,250
     North Beach, NJ 08008                                                                                      SGF:
                                                                                                                500
     Martin J. Gruber (62)          Professor of Finance, Leonard N. Stern School of Business,       --          --          **
     229 South Irving Street        New York University, since 1965; Director, SG Cowen
     Ridgewood, NJ 07450            Income & Growth Fund, Inc., since 1986; Director, SG Cowen
                                    Opportunity Fund, since 1987; Director, SG Cowen Standby
                                    Reserve Fund Inc., since 1985; Director, SG Cowen Standby
                                    Tax Exempt Reserve Fund Inc., since 1986; Trustee, BT
                                    Pyramid Fund, since 1992; Trustee, BT Leadership Trust,
                                    since 1993; Director, The Taiwan Equity Fund, Inc., since
                                    1994; Trustee, T.I.A.A., since 1996; Director, The Japan
                                    Equity Fund, Inc., since 1992.
     Robert F. Gurnee (72)          Chairman and Chief Executive Officer, Financial Integrity       TC:         TC:          **
     102 Santomera Lane             Group Inc. (bank and financial services consulting firm),      1990        1,500
     Greenville, DE 19807           since 1990; Director, Vestaur Securities Co., since 1991;
                                    Director, The Japan Equity Fund, Inc., since 1992.
     David G. Harmer (57)           President, Jetway Systems, a division of FMC Corporation,      SGF:         SGF:         **
     1805 West -- 2550 South        since January 1997; Vice President and Chief Financial         1996        1,000
     Ogden, UT 84401                Officer, Armco Inc., from April 1993 to December 1996; Vice
                                    President and Corporate Controller, FMC Corporation, from
                                    1987 to 1993; Director, The Japan Equity Fund, Inc., since
                                    1997.
     Alfred C. Morley (73)          Financial Consultant, since 1991; Senior Director, Old         SGF:         SGF:         **
     1129 Marion Drive              Dominion Capital Management, since 1991; President,            1990        5,103
     Charlottesville, VA 22903      Institute of Chartered Financial Analysts, from 1984 to         TC:         TC:
                                    1990; Senior Adviser, Institute of Chartered Financial         1990        4,673
                                    Analysts, 1991; President, Association for Investment
                                    Management and Research, 1990; Senior Adviser, Association
                                    for Investment Management and Research, 1991.

                                               PRESENT OFFICE WITH THE FUND, IF ANY,
                                                        PRINCIPAL OCCUPATION                                   SHARES
                                                     OR EMPLOYMENT DURING PAST                              BENEFICIALLY
                                                           FIVE YEARS AND                                      OWNED       PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   MARCH 17,       OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE      2000(1)       CLASS
----------------------------------  ------------------------------------------------------------  --------  ------------  ---------
*    Masayasu Ohi (51)              Chairman of the Board of the Funds, since 1998; Chairman,      SGF:         SGF:         --
     Financial Square               since 1998, The Taiwan Equity Fund, Inc.; Chairman and Chief   1998         None
     32 Old Slip, 14(th) Floor      Executive Officer, Daiwa Securities America Inc., since         TC:         TC:
     New York, NY 10005             1998; Executive Officer, Daiwa Securities Group Inc., since    1998         None
                                    1999; Director, Daiwa Securities Co. Ltd., from 1998 to
                                    1999; Joint Chief Executive of Daiwa Europe Limited, from
                                    1997 to 1998; President of Daiwa Europe Limited, London,
                                    from 1994 to 1997.
     Oren G. Shaffer (56)           Executive Vice President and Chief Financial Officer of        SGF:         SGF:         --
     30 S. Wacker Drive             Ameritech Corporation, from 1994 to 2000; President and        1997        3,000
     38(th) Floor                   Director of Virgocap Inc., from 1992 to 1994; Executive Vice
     Chicago, IL 60606              President, Chief Financial Officer and Director, The
                                    Goodyear Tire and Rubber Company, from 1984 to 1992:
                                    Director, Sunshine Mining since 1992; Director, Hygenic
                                    Corporation since 1993; Director, The Taiwan Equity
                                    Fund, Inc., since 1994.
OTHER CURRENT DIRECTORS
     Virabongsa Ramangkura (55)     Member of the Thai Senate; Chairman, Bangkok Expressway         TC:         TC:          --
     99 Surasak Road                Public Co., Ltd., since 1993; Executive Director, Advance      1992         None
     Bangrak, Bangkok               Agro Public Co., Ltd., since 1994; Director, Preccha Group
     10500, Thailand                Public Co., Ltd.; Ex-member, The Thailand Development
                                    Research Institute and The Council of Trustees; Ex-chairman,
                                    Economic Board, National Research Bureau from 1996 to 1997;
                                    Director, from 1996 to 1997, Bangkok Airways Co., Ltd.;
                                    Chairman, from 1993 to 1994, Board of Commissioners of The
                                    State Railway of Thailand; Member, from 1993 to 1994,
                                    National Land Transportation Committee of Thailand. Advisor,
                                    Orach (Thailand); Advisor, GE Capital (Thailand); Director,
                                    Country Property, Plc.; Director, Assets Insurance Co. Ltd.;
                                    Director, Imperial Hotel Family Plc.

--------------------------
 1 The information as to beneficial ownership is based on statements furnished to the Funds by the nominees and directors.

 * Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Ohi is deemed an "interested person" of each Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (HK) Ltd. for Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund, or because he is an officer of each Fund, or both.

**  Represented less than 1% of the outstanding shares at March 17, 2000.

    The Singapore Fund's Board of Directors held four regular meetings during its fiscal year ended October 31, 1999, the Thai Capital Fund held four regular meetings and one special meeting during its fiscal year ended December 31, 1999. All current Directors attended at least seventy-five percent of the aggregate number of meetings of their respective Board of Directors, except for Dr. Virabongsa.

    Each Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of Singapore Fund's Audit Committee are Messrs. Shaffer, Harmer and Morley. The current members of Thai Capital Fund's Audit Committee are Messrs. Dowling, Gurnee, Morley and Dr. Virabongsa. Each Fund's Audit Committee met twice during its respective fiscal year. All of the incumbent members of the Audit Committee attended the meetings held during the fiscal year, except for Dr. Virabongsa. Neither Fund has a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUNDS

    Mr. Ohi (age 51) has been Chairman of the Board of the Funds since September 1998 (see information provided above).

    Judy Runrun Tu (age 34) has been Secretary of the Funds since April 2000; Assistant Vice President of DSTC since March 1998; Assistant Secretary of the Funds from 1999 to 2000; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; Assistant Controller of Daniel Caron Ltd. from 1990 to 1995.

    Laurence E. Cranch (age 53), has been Assistant Secretary of the Funds since July 1992 and has been a partner in the law firm of Clifford Chance Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with such Fund's investment manager or the investment adviser was U.S. $27,600 during the fiscal year ended October 31, 1999 for The Singapore Fund and $29,470 for the fiscal year ended December 31, 1999 for The Thai Capital Fund. Commencing July 1, 2000, each such non-affiliated director will receive fees, paid by each Fund, of U.S. $638 for The Thai Capital Fund and $750 for The Singapore Fund for each directors' meeting attended in person or by telephone, U.S. $510 for The Thai Capital Fund and $600 for The Singapore Fund for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $4,250 for The Thai Capital Fund and $5,000 for The Singapore Fund. The officers and interested directors of each Fund received no compensation from the Funds.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

    Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its directors during each Fund's fiscal year ended, as well as the total fee compensation paid to each incumbent director of the Funds by such Fund and by other investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (HK) Ltd., Thai Farmers Asset Management Co., Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                                            TOTAL
                                                                       PENSION OR        COMPENSATION
                                   AGGREGATE         AGGREGATE         RETIREMENT       FROM FUND AND
                                 COMPENSATION      COMPENSATION     BENEFITS ACCRUED     FUND COMPLEX
                                FROM SINGAPORE       FROM THAI         AS PART OF          PAID TO
       NAME OF DIRECTOR              FUND          CAPITAL FUND      FUND EXPENSES        DIRECTORS
------------------------------  ---------------   ---------------   ----------------   ----------------
Austin C. Dowling*              $           0     $        7,820          None         $         17,020
Martin J. Gruber*                           0                  0          None                   19,900
Robert F. Gurnee*                           0              7,820          None                   17,020
David G. Harmer*                        9,200                  0          None                   18,400
Alfred C. Morley*                       9,200              7,820          None                   17,020
Masayasu Ohi*(1)                            0                  0          None                        0
Virabongsa Ramangkura                       0              6,010          None                    6,010
Oren G. Shaffer*                        9,200                  0          None                   19,900
Ronnie Teo Heng Hock(1)**                   0                  0          None                        0

--------------------------
 * Also serves or served as a director of one other investment company for which an affiliate of Daiwa SB Investments (USA) Ltd. or Daiwa SB Investments Ltd., the Fund's investment manager and investment adviser, respectively, serves as investment manager or investment adviser.

** Ronnie Teo Heng Hock has resigned as Director and President of the Singapore Fund effective as of December 8, 1999.

 1  "Interested person" of the Funds within the meaning of the 1940 Act.

                   (2)RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of each Fund, including a majority of the directors who are not "interested persons" of such Fund (as defined in the 1940 Act), selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2000 for The Thai Capital Fund and October 31, 2000 for Singapore Fund. The Funds know of no direct financial interest or material indirect financial interest of that firm in the Funds. One or more representatives of

PricewaterhouseCoopers LLP are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available at the Meetings to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of each Fund's stockholders at the Meetings. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the Meetings. For this purpose, abstentions and broker nonvotes will not be counted as votes cast at the Meetings.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $4,500 per Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of any proposal set forth in the Notice of the Meeting for a Fund are not received by June 8, 2000, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2001 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 29, 2000.

    Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,
                                          Judy Runrun Tu
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 28, 2000

                                                                SKU# TCFCM-PS-00
                                                                SKU# SGFCM-PS-00

                         THE THAI CAPITAL FUND, INC.

           c/o Daiwa Securities Trust Company, One Evertrust Plaza,
                        Jersey City, New Jersey 07302

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                                  JUNE 8, 2000

       The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Hideaki Matsuura and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 8, 2000, at 12:30 p.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

       The shares represented by this proxy will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 through 2 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 28, 2000.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
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HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

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[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS
                1 THROUGH 2 BELOW.

1. To elect Directors of the Fund. Nominees:

CLASS I:   (01) David G. Harmer                       FOR ALL            WITH-         FOR ALL
CLASS II:  (02) Oren G. Shaffer                       NOMINEES           HOLD          EXCEPT
CLASS III: (03) Martin J. Gruber                       [  ]              [  ]           [  ]
           (04) Alfred C. Morley
           (05) Masayasu Ohi

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee in the list above.

                                                      FOR         AGAINST       ABSTAIN
2. To ratify the selection of Pricewaterhouse-        [ ]           [ ]           [ ]
   Coopers LLP as independent accountants of
   The Thai Capital Fund for the fiscal year
   ending December 31, 2000.


Mark box at right if an address change or comment has been noted on the           [ ]
reverse side of this card.


RECORD DATE SHARES:
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  Please be sure to sign and date this Proxy.             Date
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----------- Stockholder sign here --------------------- Co-owner sign here -----------
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